SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : June 6, 2003

                         COMMISSION FILE NO. 000-497756


                           THE WORLD GOLF LEAGUE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              DELAWARE                                  95-0201235
----------------------------------------   -------------------------------------
(STATE  OR  OTHER  JURISDICTION  OF          (IRS EMPLOYER  IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)



           258 EAST ALTAMONTE DRIVE, ALTAMONTE SPRINGS, FLORIDA 32701
-------------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (407) 331-6272
                     --------------------------------------
                           (ISSUER  TELEPHONE NUMBER)

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ITEM  5.     OTHER EVENTS AND REGULATION FD DISCLOSURE.

In an effort to provide some financial information about The World Golf League, Inc. The World Golf League, Inc. is filing this report on Form 8-K to provide the investment community with financial information, as well as to provide an update about the company. The financial statements provided were prepared by the management of The World Golf League without audit. Readers should be cautioned that the financial statements may be substantially revised after an audit is conducted.

Pursuant to the Share Exchange Agreement entered into between The World Golf League, Inc. and Novus Laboratories, Inc., shareholders of Novus Laboratories ("Novus Shareholders") agreed to raise the company a minimum of $500,000 or they would cancel 30,000,000 post-split shares of their common stock. The company and the Novus Shareholders have amended the terms of the Share Exchange Agreement to provide that proceeds received from the sale of the shares by the shareholders will be delivered to the company in lieu of canceling the shares. In addition, the Share Exchange Agreement stated that in the event $1,000,000 was not raised by the Novus Shareholders, shareholders of The World Golf League would receive an additional 30,000,000 post-split shares on a pro rata basis as their original shares were issuable pursuant to the Share Exchange Agreement. As $1,000,000 has not been raised, The World Golf League will be issuing an additional 30,000,000 shares of its restricted common stock in the near future.

The World Golf League needs to raise substantial capital to sustain its operations and in order to host a tournament.

Item 7. Financial Statements and Exhibits:

          Unaudited  Balance  Sheet  as  of  March  31,  2003
          Statement  of  Operations  for  the  Three Months Ended March 31, 2003


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                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


THE  WORLD  GOLF  LEAGUE,  INC.

June 6,  2003
/s/  Michael  S.  Pagnano
-------------------------
Michael  S.  Pagnano
Chief  Executive  Officer

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Financial Statements


                          THE WORLD GOLF LEAGUE, INC.
                                  BALANCE SHEET
                                 MARCH 31, 2003

                                  (UNAUDITED)


ASSETS
------
Current assets:
  Cash and cash equivalents                        $         -
  License fee receivable, current                      674,725
                                                   ------------

    Total current assets                               674,725

Property and equipment, net                             11,235
License fee receivable, net of current portion         674,725
                                                   ------------

      Total assets                                 $ 1,360,685
                                                   ============


LIABILITIES AND STOCKHOLDERS' DEFICIT
-------------------------------------

Current liabilities:
  Accounts payable                                 $ 1,029,600
  Book overdraft                                         1,562
  Accrued liabilities                                   21,425
  Notes payable to stockholders                        405,000
  Deferred license revenue, current                    674,725
                                                   ------------

    Total current liabilities                        2,132,312

Deferred license revenue, net of current portion       674,725
                                                   ------------

    Total liabilities                                2,807,037

Stockholders' deficit:
  Common stock                                         200,000
  Additional paid-in capital                         5,073,500
  Accumulated deficit                               (6,719,852)
                                                   ------------

    Total stockholders' deficit                     (1,446,352)
                                                   ------------

      Total liabilities and stockholders' deficit  $ 1,360,685
                                                   ============



                           THE WORLD GOLF LEAGUE, INC.
                             STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2003

                                   (UNAUDITED)


License  revenue                                       $   59,980

Operating,  general  and  administrative  expenses        116,183
                                                       ----------

  Net  loss                                           $  (56,203)
                                                       ==========


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Note 1
License Fee Receivable

The current portion of the license fee receivable reflects licenses sold which are due in November 2003, and the long-term license fee receivable reflects licenses sold which are due in November 2004. The company provides no assurance that such fees will be collected.


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